                                                                     Exhibit 4.2

COMMON STOCK                                                        COMMON STOCK
                           (GENITOPE CORPORATION LOGO)

GC-
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR                                                CUSIP 37229P 50 7
CERTAIN DEFINITIONS



THIS CERTIFIES THAT







IS THE OWNER OF

fully paid and non-assessable shares of COMMON STOCK, of the par value of $.001 per share, of GENITOPE CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(GENITOPE CORPORATION SEAL)


Dated


/s/ Laura Randall Woodhead                  /s/ Dan W. Denney, Jr.
------------------------------------        ------------------------------------
SECRETARY                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER






COUNTERSIGNED AND REGISTERED:
             MELLON INVESTOR SERVICES LLC

                          TRANSFER AGENT AND REGISTRAR
BY:

                                AUTHORIZED SIGNATURE









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                              GENITOPE CORPORATION

       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-   as tenants in common
TEN ENT-   as tenants by the entireties
 JT TEN-   as joint tenants with
           right of survivorship and
           not as tenants in common

UNIF GIFT MIN ACT-                      Custodian
                  ----------------------         ------------------------------
                      (Cust)                                 (Minor)

                  under Uniform Gifts to Minors
                  Act
                     -----------------------------------------------------------
                                             (State)

UNIF TRF MIN ACT-                       Custodian (until age                   )
                 -----------------------                     ------------------
                      (Cust)
                                        under Uniform Transfers to Minors
                 -----------------------
                      (Minor)
                 Act
                    ------------------------------------------------------------
                                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,                        hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------------

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ---------------------------------------

                       X
                        --------------------------------------------

                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
                     -----------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.